UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2007

SUN NEW MEDIA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Avenue of the Americas, 4th Floor, New York, NY		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 865-0901 x322

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 1, the appointment of Mr. Jeffery Li as Chief Financial Officer of the Company became effective. Mr. Li’s appointment was originally disclosed in an 8K filed on February 23, 2007.

Mr. Li is a certified public accountant, and holds a Bachelors degree from Tsinghua University and an MBA degree from the University of Michigan Business School. His expertise includes U.S. and China GAAP accounting and compliance procedures for the Sarbanes-Oxley Act. Mr. Li is fluent in Mandarin and English, which will enable him to effectively handle both the Company’s U.S. and China affairs.

Mr. Li’s responsibilities include financial accounting, budgeting, financial and operational reporting and controls, forecasting, corporate strategy and investor communications.

Mr. Li’s compensation package includes a base salary of USD 48,000 and Employee Stock Options to purchase 200,000 Sun New Media shares at USD 0.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN NEW MEDIA, INC.
(Registrant)

Date: April 5, 2007	By:	/s/ Bruno Wu Zheng
Dr. Bruno Wu Zheng, Chairman and Chief Executive Officer